DENNY’S CORPORATION INVESTOR PRESENTATION JANUARY 2025

FORWARD-LOOKING STATEMENTS AND NON-GAAP FINANCIAL MEASURES

The Company urges caution in considering its current trends and any outlook on earnings disclosed either in this presentation or in its press releases. In addition, certain matters discussed in either this presentation or related press releases may constitute forward-looking statements. These forward-looking statements, which reflect management's best judgment based on factors currently known, are intended to speak only as of the date such statements are made and involve risks, uncertainties, and other factors that may cause the actual performance of Denny's Corporation, its subsidiaries, and underlying restaurants to be materially different from the performance indicated or implied by such statements. Words such as "expect", "anticipate", "believe", "intend", "plan", "hope", "will", and variations of such words and similar expressions are intended to identify such forward-looking statements. Except as may be required by law, the Company expressly disclaims any obligation to update these forward-looking statements to reflect events or circumstances after the date this presentation was published or to reflect the occurrence of unanticipated events. Factors that could cause actual performance to differ materially from the performance indicated by these forward-looking statements include, among others: economic, public health and political conditions that impact consumer confidence and spending; commodity and labor inflation; the ability to effectively staff restaurants and support personnel; the Company's ability to maintain adequate levels of liquidity for its cash needs, including debt obligations, payment of dividends, planned share repurchases and capital expenditures as well as the ability of its customers, suppliers, franchisees and lenders to access sources of liquidity to provide for their own cash needs; competitive pressures from within the restaurant industry; the Company's ability to integrate and derive the expected benefits from its acquisition of Keke's Breakfast Cafe; the level of success of the Company's operating initiatives and advertising and promotional efforts; adverse publicity; health concerns arising from food-related pandemics, outbreaks of flu viruses or other diseases; changes in business strategy or development plans; terms and availability of capital; regional weather conditions; overall changes in the general economy (including with regard to energy costs), particularly at the retail level; political environment and geopolitical events (including acts of war and terrorism); and other factors from time to time set forth in the Company's SEC reports and other filings, including but not limited to the discussion in Management's Discussion and Analysis and the risks identified in Item 1A. Risk Factors contained in the Company's Annual Report on Form 10-K for the year ended December 27, 2023 (and in the Company's subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K).

The presentation includes references to the Company's non-GAAP financials measures. All such measures are designated by an asterisk (*). The Company believes that, in addition to GAAP measures, certain non-GAAP financial measures are useful information to investors and analysts to assist in the evaluation of operating performance on a period-to-period basis. However, non-GAAP measures should be considered as a supplement to, not a substitute for, operating income, net income, and net income per share, or other financial performance measures prepared in accordance with GAAP. The Company uses adjusted EBITDA, adjusted net income and adjusted net income per share internally as performance measures for planning purposes, including the preparation of annual operating budgets, and for compensation purposes, including incentive compensation for certain employees. These non-GAAP measures are adjusted for certain items the Company does not consider in the evaluation of its ongoing core operating performance. These adjustments are either non-recurring in nature or vary from period to period without correlation to the Company's ongoing core operating performance. See Appendix for non-GAAP reconciliations to the following GAAP measures:

$ Millions *(except per share amounts)*	2018	2019	2020	2021	2022	2023	YTD Sep 2024
Operating Income	$73.6	$165.0	$6.7	$104.1	$60.6	$52.8	$30.9
Net Income (Loss)	$43.7	$117.4	($5.1)	$78.1	$74.7	$19.9	$14.8
Net Income (Loss) per Share	$0.67	$1.90	($0.08)	$1.19	$1.23	$0.35	$0.28

2

DENNY'S CORPORATION AT A GLANCE

FULL YEAR 2024 GUIDANCE

(1%) - 0%	**30 - 40**	**75 - 95**	**$82M - $85M**	**$81M - $84M**
Denny's Domestic System-Wide Same-Restaurant Sales*	Restaurant Openings Including 12-16 Keke's Cafes	Restaurant Closures in a Strategic Initiative to Accelerate Lower Volume Closures	Total G&A Expense Including ~$11M Related to Share-Based Compensation	Adjusted EBITDA*

Denny's

Preliminary Data through Q4 2024

1953	**1,499**	**96%**	**15**
YEAR FOUNDED	RESTAURANTS	FRANCHISE MIX	COUNTRIES & U.S. TERRITORIES
20%	**$1.9M**	**+1.1%**	**(0.2%)**
2024 OFF-PREMISES SALES MIX	2024 AUV SALES	Q4 2024 DOMESTIC SYSTEM-WIDE SAME-RESTAURANT SALES*	2024 DOMESTIC SYSTEM-WIDE SAME-RESTAURANT SALES*

keke's BREAKFAST CAFE

Preliminary Data through Q4 2024

2006	**69**	**80%**	**6**
YEAR FOUNDED	CAFES	FRANCHISE MIX	# OF STATES
16%	**$1.8M**	**+3.0%**	**(1.7%)**
2024 OFF-PREMISES SALES MIX	2024 AUV SALES	Q4 2024 SYSTEM-WIDE SAME-RESTAURANT SALES*	2024 SYSTEM-WIDE SAME-RESTAURANT SALES*

*Same-restaurant sales include sales at company restaurants and non-consolidated franchised and licensed restaurants that were open during the comparable periods noted. Total operating revenue is limited to company restaurant sales and royalties, advertising revenue, initial and other fees and occupancy revenue from non-consolidated franchised and licensed restaurants. Accordingly, domestic franchise same-restaurant sales and domestic system-wide same-restaurant sales should be considered as a supplement to, not a substitute for, the Company's results as reported under GAAP. Additionally, see Appendix for reconciliation of Net Income (Loss) to Non-GAAP Financial Measures, as well as the reconciliation of Operating Income to Non-GAAP Financial Measures.

3

Q4 & FY 2024 HIGHLIGHTS[1]



- Q4 domestic system-wide same-restaurant sales* of **+1.1%.**
- Sequential improvement of **120bps** from Q3 2024.
- **Outperformed** the BBI Family Dining sales benchmark for the **fourth consecutive quarter.**
- FY domestic system-wide same-restaurant sales* of (0.2%) represents a **2-year stack of +3.4%.**


$2 $4 $6 $8
VALUE MENU

- Relaunched iconic value menu during Q3 providing **2.0-2.5% sales lift** since launch with minimal impact to check.
- **Strong performance in California** and meaningful trend shifts relative to BBI Family Dining sales benchmark in California.
- Total value incidence of **~19%** during Q4.


BANDA BURRITO

- Rolled out Banda Burrito starting in Q2 to **over 1,000 restaurants** which increased same-restaurant sales* by **70bps** in both Q3 and Q4.
- Total off-premises sales of **21%** in Q4.



- Opened **14** new franchised restaurants in FY 2024.
- Average unit sales of **$2.3M** for new openings.
- Closed 88 restaurants to **strategically accelerate lower volume closures** and enhance the overall health of the brand.
- Completed **23 remodels** in FY 24 including **7 company restaurants.**

1. Q4 2024 and FY 2024 results represent preliminary data.

*Same-restaurant sales include sales at company restaurants and non-consolidated franchised and licensed restaurants that were open during the comparable periods noted. Total operating revenue is limited to company restaurant sales and royalties, advertising revenue, initial and other fees and occupancy revenue from non-consolidated franchised and licensed restaurants. Accordingly, domestic franchise same-restaurant sales and domestic system-wide same-restaurant sales should be considered as a supplement to, not a substitute for, the Company's results as reported under GAAP.

4

Q4 & FY 2024 HIGHLIGHTS[1]

- Q4 domestic system-wide same-restaurant sales* of **3.0%.**
- Sequential improvement of **400bps** from Q3 2024.
- Outperformed the BBI Family Dining sales benchmark in Florida for the **second consecutive quarter.**
- Q4 domestic system-wide same-restaurant sales* were **impacted by ~110bps related to hurricanes.**



- Alcohol program rollout to **~80%** of the system **increased same-restaurant sales* by 110bps** in Q4.
- Launched new and improved website resulting in **~100bps of additional online sales.**
- Total off-premises sales of **16%** in Q4.
- First paid media campaign in Q3 drove **4%-6% traffic lift.**


DR. PHILLIPS

- Established **remodel program lift target of 6%-8%** based on testing performance.
- Completed **three remodels** in FY 2024 at company cafes.



- Opened **12 cafes** in FY 2024.
- Expanded from one state to now being in **six different states.**
- Signed additional development commitments resulting in a **total pipeline of over 140.**

1. Q4 2024 and FY 2024 results represent preliminary data.

*Same-restaurant sales include sales at company restaurants and non-consolidated franchised and licensed restaurants that were open during the comparable periods noted. Total operating revenue is limited to company restaurant sales and royalties, advertising revenue, initial and other fees and occupancy revenue from non-consolidated franchised and licensed restaurants. Accordingly, domestic franchise same-restaurant sales and domestic system-wide same-restaurant sales should be considered as a supplement to, not a substitute for, the Company's results as reported under GAAP.

5

DENNY’S We Love to Feed People – Body, Mind and Soul

7 DENNY’S DOMESTIC SYSTEM-WIDE SAME-RESTAURANT SALES* Outperformed BBI Family Dining Index for Four Consecutive Quarters (2.4%) (1.0%) (0.5%) (1.3%) 0.2% 0.03% 0.5% 0.2% 8.4% 3.0% 1.8% 1.3% (1.3%) (0.6%) (0.1%) 1.1% (4.0%) (2.0%) 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 vs BBI Family Dining Denny's Domestic System-Wide Same-Restaurant Sales* FY 2024 (0.2%), 2-YR Stack of +3.4% 1 1. Q4 2024 and FY 2024 results represent preliminary data. *Same-restaurant sales include sales at company restaurants and non-consolidated franchised and licensed restaurants that were open during the comparable periods noted. Total operating revenue is limited to company restaurant sales and royalties, advertising revenue, initial and other fees and occupancy revenue from non-consolidated franchised and licensed restaurants. Accordingly, domestic franchise same-restaurant sales and domestic system-wide same-restaurant sales should be considered as a supplement to, not a substitute for, the Company’s results as reported under GAAP.

8 DENNY’S DOMESTIC SALES1 Denny’s Q4 2024 Domestic Average Weekly Sales of Approximately $38,900 $8.0 $8.1 $7.9 $7.4 $7.1 $7.6 $7.5 $7.2 $7.0 $7.6 $7.5 $7.5 $7.4 $8.1 $26.2 $27.0 $25.2 $28.3 $28.1 $28.9 $29.1 $30.3 $29.6 $30.0 $29.2 $30.6 $29.8 $30.8 $34.3 $35.2 $33.1 $35.7 $35.1 $36.5 $36.7 $37.5 $36.5 $37.7 $36.8 $38.1 $37.2 $38.9 23% 23% 24% 21% 20% 21% 21% 19% 19% 20% 20% 20% 20% 21% 0% 5% 10% 15% 20% 25% 30% $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 Q3 '24 Q4 '24 To ta l O ff- P re m is es S al es a s % o f To ta l S al es A ve ra ge W ee kl y S al es ( $0 00 s) 2 Denny's Total Off-Premises Sales Denny's On-Premises Sales Denny's Total Sales Total Off-Premises Sales as % of Total Sales 1. Q4 2024 and FY 2024 results represent preliminary data. 2. Domestic average weekly sales reflect sales for company and restaurants on Denny’s proprietary point of sale (POS) system.

91. Q4 2024 and FY 2024 results represent preliminary data. DENNY’S DOMESTIC SALES MIX Approximately 65% of Denny’s Overall Domestic FY 2024 Sales Were During the Breakfast and Lunch Dayparts, With Virtual Brands Over-Indexing at the Dinner and Light -Night Dayparts 28% 37% 19% 16% 0% 10% 20% 30% 40% Breakfast Lunch Dinner Late-Night FY 2024 Sales Mix by Daypart1 65% 71% 72% 71% 72% 35% 29% 28% 29% 28% 0% 20% 40% 60% 80% Dine In Off-Premise The Burger Den The Meltdown Banda Burrito FY 2024 Sales Mix Weekday vs. Weekend1 Weekday Weekend Dine In f remises (Excl. Virtual) 68% 53% 25% 38% 43% 32% 47% 75% 62% 57% 0% 20% 40% 60% 80% Dine In Off-Premise The Burger Den The Meltdown Banda Burrito FY 2024 Sales Mix by Daypart1 Breakfast & Lunch Dinner & Late-Night Dine In remises (Excl. Virtual)

10 REMODELS UNDERWAY +6.4% SALES LIFT +6.5% TRAFFIC LIFT 23 REMODELS COMPLETED IN FY 2024 ~$250k AVERAGE INVESTMENT Results based on APT pre/post vs. control analysis.

11 GUEST FEEDBACK Average Google Rating 3.76 3.79 3.83 3.99 4.22 4.39 3.00 3.50 4.00 4.50 5.00 2019 2020 2021 2022 2023 2024 Overall Net Sentiment 27 28 20 31 41 50 29 30 23 28 32 40 31 30 28 32 23 26 15 20 25 30 35 40 45 50 55 2019 2020 2021 2022 2023 2024 Denny's BBI Family BBI Industry

12 1 Total of 1,334 Restaurants in the U.S. with Strongest Presence in California, Texas, Florida, and Arizona 1. International Presence of 165 Restaurants in 14 Countries and U.S. Territories 1. 354 80 29 194 6 4 5 10 117 9 174 8 7 40 21 18 4 26 10 20 2 18 7 4 3 3 43 30 26 33 33 41 2 3 1 13 23 12 3 1 2 4 2 5 6 1 23 DENNY’S FOOTPRINT Denny ’ s G loba l Foo tp r i n t 1 Country Number of Restaurants United States 1,334 Canada 86 Mexico 15 Puerto Rico 15 Philippines 14 Honduras 7 New Zealand 7 United Arab Emirates 5 Guatemala 4 Costa Rica 3 El Salvador 3 Guam 2 Indonesia 2 Curaçao 1 United Kingdom 1 Total System 1,499 1 Data through Fiscal December ended December 25, 2024. 5 2

13 Well Diversified, Experienced, and Energetic Group of 203 Franchisees 1. • 32 franchisees with more than 10 restaurants each collectively comprise approximately 65% of the franchise system. • Approximately 20% of our franchisees operate multiple concepts1 providing a well-rounded perspective within the industry. Ownership o f 1 ,438 Franchise Res tauran ts 1 Number of Franchised Units Number of Franchisees Franchisees as % of Total Total Franchised Units Franchised Units as % of Total 1 78 38% 78 5% 2–5 65 32% 206 14% 6–10 28 14% 218 15% 11–20 17 8% 238 17% 21–35 6 3% 170 12% >35 9 4% 528 37% Total 203 100% 1,438 100% DENNY'S STRONG PARTNERSHIP WITH FRANCHISEES 1 Data through Fiscal December ended December 25, 2024.

KEKE’S BREAKFAST CAFE We Create Fresh Starts for Everyone, Every day

15 KEKE’S DOMESTIC SYSTEM-WIDE SAME-RESTAURANT SALES* Outperformed BBI Family Dining Florida Index for Two Consecutive Quarters (4.1%) (2.6%) (1.8%) (1.9%) 1.2% 0.03% (5.0%) (3.1%) (3.6%) (4.6%) (1.0%) 3.0% (6.0%) (5.0%) (4.0%) (3.0%) (2.0%) (1.0%) 0.0% 1.0% 2.0% 3.0% 4.0% Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 vs BBI Family Dining Florida Keke's Domestic System-Wide Same-Restaurant Sales* Hurricanes Impacted System- Wide Same-Restaurant Sales* by ~110bps in Q4 2024 1 1. Q4 2024 and FY 2024 results represent preliminary data. *Same-restaurant sales include sales at company restaurants and non-consolidated franchised and licensed restaurants that were open during the comparable periods noted. Total operating revenue is limited to company restaurant sales and royalties, advertising revenue, initial and other fees and occupancy revenue from non-consolidated franchised and licensed restaurants. Accordingly, domestic franchise same-restaurant sales and domestic system-wide same-restaurant sales should be considered as a supplement to, not a substitute for, the Company’s results as reported under GAAP.

16 GUEST FEEDBACK Average Google Rating 4.45 4.54 4.75 3.00 3.50 4.00 4.50 5.00 2022 2023 2024 Overall Net Sentiment 31 41 49 28 32 40 32 23 27 15 20 25 30 35 40 45 50 55 2022 2023 2024 Keke's BBI Family BBI Industry

17 CURRENT DESIGN NEW DESIGN NEW KEKE’S DESIGN

18 EARLY REMODEL PROGRAM RESULTS +6%-8% SALES LIFT +30% IRR ~25%+ CASH ON CASH $150K+ CAPEX Target Metrics

19 KEKE’S GROWING PARTNERSHIP WITH FRANCHISEES Ownership of 55 Franchisee Restaurants1 Number of Franchised Units Number of Franchisees Franchisees as % of Total Total Franchised Units Franchised Units as % of Total 1 9 50% 9 16% 2–5 8 44% 25 45% 6–10 3 17% 21 38% Total 18 100% 55 100% Rapidly Expanding Group of 18 Franchisees1 • 3 franchisees with more than 5 restaurants and collectively comprise approximately 38% of the franchise system. • Majority of existing franchisees are solely focused on operating Keke’s franchises. • Company seeks to primarily leverage both Keke's and Denny's existing franchisee networks to grow the portfolio in the near- term. 1 Data through Fiscal December ended December 25, 2024.

20 KEKE’S FOOTPRINT AND DEVELOPMENT COMMITMENTS © GeoNames, Microsoft, TomTom Powered by Bing Over 140 Development Commitments in 10 Different States1 1 Data through Fiscal December ended December 25, 2024. • Keke’s cafes are in six different states1 • Over 65% of Keke’s cafes are in the Orlando and Tampa DMAs1. State Cafes Florida 61 Tennessee 3 Texas 2 California 1 Colorado 1 Nevada 1

DENNY’S CORPORATION

22 $286.5 $240.0 $210.0 $170.0 $261.5 $255.5 $261.3 $30.6 $16.5 $15.4 $12.7 $11.2 $10.5 $10.7 3.0x 2.7x 2.1x 3.4x 3.3x 0.0x 1.0x 2.0x 3.0x 4.0x 2018 2019 2020 2021 2022 2023 2024 $0.0 $100.0 $200.0 $300.0 $400.0 To ta l D eb t ( $ M ill io ns ) Credit Facility Finance Leases Total Debt Leverage Ratio 3 SOLID BALANCE SHEET WITH FLEXIBILITY $25.0 $42.9 $96.2 $34.2 $30.6 $64.9 $52.1 $11.2 $67.9 2018 2019 2020 2021 2022 2023 2024 ASR Open Market $ In Millions Disciplined Focus on Debt Leverage with Financial Flexibility to Make Brand Investments & Return Capital to Shareholders • During 2024, allocated approximately $11.2 million to share repurchases1. • Allocated over $712 million towards share repurchases since program began in late 20102. • Repurchased approximately 69 million shares at an average of $10.35 per share resulting in a 48% net reduction in share count2. • Approximately $89 million remaining under existing repurchase authorization1. 4 1 Data through preliminary Fiscal December ended December 25, 2024. Includes 1% excise tax on the value of corporate share repurchases (net of issuance). 2 Data from November 2010 through preliminary Fiscal December ended December 25, 2024. 3 Total debt leverage ratio was waived starting in Q2 ’20 through Q1 ‘21. 4 Increased borrowings under the credit facility in 2022 were primarily due to the Keke’s acquisition. 1 1

C-R-A-V-E STRATEGIC FRAMEWORK

Create Leading Edge Solutions With Technology & Innovation

Robust New Restaurant Growth as the Franchisor of Choice

Assemble Best In Class People and Teams Through Culture, Tools & Systems

Validate & Optimize the Business Model to Maximize Restaurant Margins

Elevate Profitable Traffic Through the Guest Experience & Uniquely Craveable Food

23

24 Rise of a New Day 5% - 7% Adjusted EBITDA* Growth CAGR Flat to Slightly Positive Same- Restaurant Sales* 3% Net Unit Growth CAGR 5% - 6% G&A Reduction Over Next 12 Months Balancing Seed & Feed with Share Repurchases 2.5x – 3.5x Debt Leverage LONG-RANGE OUTLOOK 0% - 1% UNIT GROWTH CAGR $2.2M AUV TARGET Mid-Teens COMPANY MARGIN TARGET 25% - 30% UNIT GROWTH CAGR $2.2M AUV TARGET Upper-Teens COMPANY MARGIN TARGET *Same-restaurant sales include sales at company restaurants and non-consolidated franchised and licensed restaurants that were open during the comparable periods noted. Total operating revenue is limited to company restaurant sales and royalties, advertising revenue, initial and other fees and occupancy revenue from non-consolidated franchised and licensed restaurants. Accordingly, domestic franchise same-restaurant sales and domestic system-wide same-restaurant sales should be considered as a supplement to, not a substitute for, the Company’s results as reported under GAAP. Additionally, see Appendix for reconciliation of Net Income (Loss) to Non-GAAP Financial Measures, as well as the reconciliation of Operating Income to Non-GAAP Financial Measures.

APPENDIX

26 FRANCHISED AND COMPANY RESTAURANT SALES 1 Same-restaurant sales include sales at company restaurants and non-consolidated franchised and licensed restaurants that were open during the comparable periods noted. Total operating revenue is limited to company restaurant sales and royalties, advertising revenue, initial and other fees and occupancy revenue from non-consolidated franchised and licensed restaurants. Accordingly, domestic franchise same-restaurant sales and domestic system-wide same-restaurant sales should be considered as a supplement to, not a substitute for, the Company’s results as reported under GAAP. Q4 2024 and FY 2024 are based on preliminary results. 2 2021 and 2022 Denny’s domestic system-wide same-restaurant sales1 are versus 2019. 1.8% 1.9% (36.7%) (3.5%) 6.7% 2.7% (1.5%) 2018 2019 2020 2021 2022 2023 2024 0.6% 2.0% (30.9%) (4.8%) 1.0% 3.6% (0.1%) 2018 2019 2020 2021 2022 2023 2024 $1.6 $1.7 $1.2 $1.6 $1.7 $1.8 $1.8 2018 2019 2020 2021 2022 2023 2024 $M s $2.3 $2.5 $1.8 $2.7 $3.0 $3.1 $3.1 2018 2019 2020 2021 2022 2023 2024 $M s FRANCHISE RESTAURANT AUVs1 DOMESTIC FRANCHISED SAME-RESTAURANT SALES 1,2 COMPANY RESTAURANT AUVs1 COMPANY SAME-RESTAURANT SALES 1,2

KEKE'S FRANCHISED AND COMPANY RESTAURANT SALES

Strong Sales With Limited Operating Hours of 7:00am – 2:30pm
Top Performing Cafes Generate $3M+ AUVs

KEKE'S FRANCHISE RESTAURANTS AUVs[1,2]


$Ms
$1.5
$1.3
$1.8
$1.8
$1.8
$1.8
3% CAGR Through 2024
2019
2020
2021
2022
2023
2024

KEKE'S FRANCHISED SAME-RESTAURANT SALES[2]


(5.3%)
(3.8%)
(4.0%)
(4.6%)
(0.9%)
4.1%
Q2 23
Q4 23
Q1 24
Q2 24
Q3 24
Q4 24

KEKE'S COMPANY RESTAURANTS AUVs[1,2]


$Ms
$1.7
$1.3
$1.8
$1.7
$1.8
$1.7
2019
2020
2021
2022
2023
2024

KEKE'S COMPANY SAME-RESTAURANT SALES[2]


(3.4%)
0.7%
(1.1%)
(4.4%)
(1.7%)
(3.7%)
Q3 23
Q4 23
Q1 24
Q2 24
Q3 24
Q4 24

1 Keke's 2022 restaurant AUVs are annualized based on the reported Average Unit Volumes following acquisition.

2 Same-restaurant sales include sales at company restaurants and non-consolidated franchised and licensed restaurants that were open during the comparable periods noted. Total operating revenue is limited to company restaurant sales and royalties, advertising revenue, initial and other fees and occupancy revenue from non-consolidated franchised and licensed restaurants. Accordingly, domestic franchise same-restaurant sales and domestic system-wide same-restaurant sales should be considered as a supplement to, not a substitute for, the Company's results as reported under GAAP. Q4 2024 and FY 2024 are based on preliminary results.

27

28 BRAND PORTFOLIOS 30 30 20 20 28 28 14 (56) (36) (73) (30) (66) (57) (88) (90) (70) (50) (30) (10) 10 30 2018 2019 2020 2021 2022 2023 2024 System Openings System Closures 8 7 3 2 3 4 12 (1) (2) 0 2 4 6 8 10 12 14 2018 2019 2020 2021 2022 2023 2024 System Openings System Closures 1 Keke’s 2018 – 2021 portfolio activity was prior to Denny’s Corporation acquisition of the brand. 2 One Keke’s opening during 2022 was prior to Denny’s Corporation acquisition of the brand. 2 1 Long-Range Outlook 25%-30% Cafe Growth CAGRLong-Range Outlook 0%-1% Restaurant Growth CAGR

29 NON-GAAP FINANCIAL MEASURES * See Appendix for reconciliation of Net Income (Loss) and Net Cash Provided by Operating Activities to Non-GAAP Financial Measures, as well as the reconciliation of Operating Income (Loss) to Non-GAAP Financial Measures 15.4% 16.0% 2.2% 17.4% 12.3% 14.2% 12.2% 2018 2019 2020 2021 2022 2023 YTD Sep 2024 $108.8 $104.0 $38.2 $89.8 $88.8 $89.4 2018 2019 2020 2021 2022 2023 2024 $M s $45.0 $48.6 ($4.2) $33.6 $35.4 $34.8 $19.7 $0.69 $0.79 ($0.07) $0.51 $0.58 $0.62 $0.37 2018 2019 2020 2021 2022 2023 YTD Sep 2024 Adjusted Net Income (Loss)* Adjusted Net Income (Loss) Per Share* 47.7% 48.8% 47.4% 50.6% 47.3% 50.7% 51.0% 2018 2019 2020 2021 2022 2023 YTD Sep 2024 ADJUSTED COMPANY OPERATING MARGIN %* ADJUSTED FRANCHISE OPERATING MARGIN %* ADJUSTED EBITDA* ADJUSTED NET INCOME (LOSS)* $M s ex ce pt p er s ha re d at a Long Term Outlook 5% - 7% Growth CAGR Denny’s Long Term Outlook Mid-Teens Keke’ s Long Term Outlook Upper Teens GUIDANCE $81M - $84M

30 EXPERIENCED AND COMMITTED LEADERSHIP TEAM KELLI F. VALADE Chief Executive Officer CHRISTOPHER D. BODE President and Chief Operating Officer, Denny’s Inc. DAVID P. SCHMIDT President, Keke’s Inc. STEPHEN C. DUNN Executive Vice President, Chief Global Development Officer GAIL SHARPS MYERS Executive Vice President, Chief Legal & Administrative Officer MONIGO G. SAYGBAY-HALLIE Executive Vice President, Chief People Officer ROBERT P. VEROSTEK Executive Vice President, Chief Financial Officer JAY C. GILMORE Senior Vice President, Chief Accounting Officer & Corporate Controller MINH LE Senior Vice President, Chief Technology Officer PATTY TREVINO Senior Vice President, Chief Brand Officer

RECONCILIATION OF NET INCOME (LOSS) TO NON-GAAP FINANCIAL MEASURES

$ Millions	2018	2019	2020[1]	2021	2022	2023	YTD Sep 2024
Net Income (Loss)	$43.7	$117.4	($5.1)	$78.1	$74.7	$19.9	$14.8
Provision for (Benefit from) Income Taxes	8.6	31.8	(2.0)	26.0	24.7	7.0	4.2
Goodwill Impairment Charges	-	-	-	-	-	6.4	0.0
Operating (Gains) Losses and Other Charges, Net	2.6	(91.2)	1.8	(46.1)	(1.0)	2.5	2.0
Other Nonoperating Expense (Income), Net	0.6	(2.8)	(4.2)	(15.2)	(52.6)	8.3	(1.7)
Share-Based Compensation Expense	6.0	6.7	7.9	13.6	11.4	8.9	8.4
Deferred Compensation Plan Valuation Adjustments	(1.0)	2.6	1.6	2.1	(2.2)	1.9	1.4
Interest Expense, Net	20.7	18.5	18.0	15.1	13.8	17.6	13.6
Depreciation and Amortization	27.0	19.8	16.2	15.4	14.9	14.4	10.9
Legal Settlement Expenses	0.3	1.1	0.5	2.1	4.2	2.3	1.8
Pre-Opening Expenses	0.1	0.0	-	-	-	0.3	0.8
COVID-19 Related Expenses	-	-	3.5	(1.4)	-	-	-
Leadership Transition Costs	-	-	-	-	0.3	-	-
Acquisition Costs	-	-	-	-	0.6	-	-
Other Adjustments	0.2	(0.0)	0.0	-	(0.1)	(0.1)	2.5
Adjusted EBITDA	$108.8	$104.0	$38.2	$89.8	$88.8	$89.4	$58.7
Adjusted EBITDA Margin %	17.3%	19.2%	13.0%	22.6%	19.4%	19.3%	17.4%
Net Income (Loss)	$43.7	$117.4	($5.1)	$78.1	$74.7	$19.9	$14.8
(Gains) Losses and Amort. on Interest Rate Swap Derivatives, Net	-	-	(2.2)	(12.6)	(55.0)	11.0	0.5
Losses (Gains) on Sales of Assets and Other, Net	(0.5)	(93.6)	(4.7)	(47.8)	(3.4)	(2.2)	(0.1)
Impairment Charges[2]	1.6	-	4.1	0.4	1.0	8.6	0.8
Legal Settlement Expenses	0.3	1.1	0.5	2.1	4.2	2.3	1.8
Pre-Opening Expenses	0.1	0.0	-	-	-	0.3	0.8
COVID-19 Related Expenses	-	-	3.5	(1.4)	-	-	-
Leadership Transition Costs	-	-	-	-	0.3	-	-
Acquisition Costs	-	-	-	-	0.6	-	-
Other Adjustments	0.2	(0.0)	0.0	-	(0.1)	(0.1)	2.5
Tax Effect[3]	(0.3)	23.8	(0.3)	14.8	13.0	(5.0)	(1.4)
Adjusted Net Income (Loss)	$45.0	$48.6	($4.2)	$33.6	$35.4	$34.8	$19.7
Net Income (Loss) Per Share - Diluted	$0.67	$1.90	($0.08)	$1.19	$1.23	$0.35	$0.28
Adjustments Per Share	$0.02	($1.11)	$0.01	($0.68)	($0.65)	$0.27	$0.09
Adjusted Net Income (Loss) Per Share	$0.69	$0.79	($0.07)	$0.51	$0.58	$0.62	$0.37
Diluted Weighted Average Shares Outstanding (000's)	65,562	61,833	60,812	65,573	60,879	56,196	52,739

1. Includes 53 operating weeks.
2. Impairment charges include goodwill impairment charges of $6.4 million and less than $0.1 million for full year 2023 and for year-to-date period ended June 26, 2024, respectively.
3. Tax adjustments for full year 2018, 2019, 2020, 2021, 2022, 2023 and year-to-date period ended September 25, 2024 reflect an effective tax rate of 16.4%, 25.7%, 25.6%, 25.0%, 24.9%, 25.0% and 22.2%, respectively.

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RECONCILIATION OF OPERATING INCOME TO NON-GAAP FINANCIAL MEASURES

The Company believes that, in addition to GAAP measures, certain other non-GAAP financial measures are useful information to investors and analysts to assist in the evaluation of restaurant-level operating efficiency and performance of ongoing restaurant-level operations. However, non-GAAP measures should be considered as a supplement to, not a substitute for, operating income, net income, and net income per share, or other financial performance measures prepared in accordance with GAAP. The Company uses restaurant-level operating margin, company restaurant operating margin and franchise operating margin internally as performance measures for planning purposes, including the preparation of annual operating budgets, and for compensation purposes, including incentive compensation for certain employees. Restaurant-level operating margin is the total of company restaurant operating margin and franchise operating margin and excludes: (i) general and administrative expenses, which include primarily non-restaurant-level costs associated with support of company and franchised restaurants and other activities at their corporate office; (ii) depreciation and amortization expense, substantially all of which is related to company restaurant-level assets, because such expenses represent historical sunk costs which do not reflect current cash outlays for the restaurants; (iii) special items, included within operating (gains), losses and other charges, net, to provide investors with a clearer perspective of its ongoing operating performance and a more relevant comparison to prior period results. Company restaurant operating margin is defined as company restaurant sales less costs of company restaurant sales (which include product costs, company restaurant level payroll and benefits, occupancy costs, and other operating costs including utilities, repairs and maintenance, marketing and other expenses) and presents it as a percent of company restaurant sales. Adjusted company operating restaurant margin is defined as company restaurant operating margin less certain items such as legal settlement expenses, pre-opening expenses, and other items the Company does not consider in the evaluation of its ongoing core operating performance. Franchise operating margin is defined as franchise and license revenue (which includes franchise royalties and other non-food and beverage revenue streams such as initial franchise and other fees, advertising revenue and occupancy revenue) less costs of franchise and license revenue and presents it as a percent of franchise and license revenue. Adjusted franchise operating margin is defined as franchise operating margin less certain items the Company does not consider in the evaluation of its ongoing core operating performance. Adjusted restaurant-level operating margin is the total of adjusted company restaurant operating margin and adjusted franchise operating margin and is defined as restaurant-level operating margin adjusted for certain items the Company does not consider in the evaluation of its ongoing core operating performance. These adjustments are either non-recurring in nature or vary from period to period without correlation to the Company's ongoing core operating performance. See most recent press release for a further breakdown of adjusted restaurant-level operating margin.

$ Millions	2018	2019	2020[1]	2021	2022	2023	YTD Sep 2024
Operating Income	$73.6	$165.0	$6.7	$104.1	$60.6	$52.8	$30.9
General and Administrative Expenses	63.8	69.0	55.0	68.7	67.2	77.8	61.5
Depreciation and Amortization	27.0	19.8	16.2	15.4	14.9	14.4	10.9
Goodwill Impairment Charges	-	-	-	-	-	6.4	0.0
Operating (Gains) Losses and Other Charges, Net	2.6	(91.2)	1.8	(46.1)	(1.0)	2.5	2.0
Restaurant-Level Operating Margin	$167.1	$162.7	$79.7	$142.1	$141.6	$153.9	$105.3
Restaurant-Level Operating Margin Consists Of:							
Company Restaurant Operating Margin (2)	63.2	48.0	3.6	28.1	20.3	27.9	16.9
Franchise Operating Margin (3)	104.0	114.7	76.1	114.0	121.3	125.9	88.5
Restaurant-Level Operating Margin	$167.1	$162.7	$79.7	$142.1	$141.6	$153.9	$105.3
Adjustments (4)	0.6	1.1	6.4	1.3	4.2	2.5	5.1
Adjusted Restaurant-Level Operating Margin	$167.7	$163.7	$86.1	$143.4	$145.8	$156.4	$110.5
Adjusted Restaurant-Level Operating Margin Consists Of:							
Adjusted Company Restaurant Operating Margin	63.5	49.0	2.6	30.4	24.5	30.5	19.5
Adjusted Franchise Operating Margin	104.1	114.7	83.6	112.9	121.3	125.9	91.0
Adjusted Restaurant-Level Operating Margin	$167.7	$163.7	$86.1	$143.4	$145.8	$156.4	$110.5

1. Includes 53 operating weeks.
2. Company restaurant operating margin is calculated as operating income plus general and administrative expenses; depreciation and amortization; operating (gains), losses and other charges, net; and costs of franchise and license revenue, excluding depreciation and amortization; less franchise and license revenue.
3. Franchise operating margin is calculated as operating income plus general and administrative expenses; depreciation and amortization; operating (gains), losses and other charges, net; and costs of company restaurant sales, excluding depreciation and amortization; less company restaurant sales.
4. Adjustments include legal settlement expenses, pre-opening costs, and other adjustments the Company does not consider in the evaluation of its ongoing core operating performance. Adjustments for the quarter and year-to-date period ended September 25, 2024 include a $2.6 million distribution to franchisees related to a review of advertising costs.

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